THE ADVISORS' INNER CIRCLE FUND
                     Clover Capital Equity Value Portfolio
                     Clover Capital Fixed Income Portfolio
                    Clover Capital Small Cap Value Portfolio
                           (the "Clover Portfolios")

   Supplement dated April 23, 1997 to the prospectus dated February 28, 1997

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with such Prospectus.

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On March 17, 1997, the Board of Trustees of The Advisors' Inner Circle Fund (the
"Trust") met and unanimously approved an Agreement and Plan of Reorganization and Liquidation (the "Plan") between the Trust and TIP Funds (the "Fund"). Under the Plan, if approved by the shareholders of the Clover Portfolios, the Trust will transfer the assets of the three Clover Portfolios of the Trust to three newly-organized portfolios of the Fund with identical investment objectives in exchange for shares of corresponding series of the Fund.

A Special Meeting of the Shareholders (the "Meeting") of the Trust's portfolios has been called for June 10, 1997, at which Meeting the Trust's Shareholders will be asked to approve the Plan and the proposed reorganization.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE